UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2024
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 East Market Street, York, Pennsylvania	17401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (717) 845-3601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

COMMON STOCK, NO PAR VALUE	YORW	The Nasdaq Global Select Market
(Title of Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

THE YORK WATER COMPANY

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Shareholders of The York Water Company was convened May 6, 2024 at The Appell Center for the Performing Arts, 50 North George Street, in the City of York, Pennsylvania, at 1:00 P.M. for the purpose of taking action upon the following proposals:

(1)	To elect four (4) Directors to three-year terms of office.

The actions taken by the Shareholders concerning the election of Directors are as follows:

	For		Withheld		Broker Non-votes
Douglas S. Brossman	8,431,353	Votes	180,494	Votes	2,687,151
Michael W. Gang, Esq.	8,320,808	Votes	291,039	Votes	2,687,151
Jeffrey R. Hines, P.E.	8,337,739	Votes	274,108	Votes	2,687,151
George W. Hodges	7,941,581	Votes	670,266	Votes	2,687,151

The following Directors’ terms of office continued after the Annual Meeting:

Paul R. Bonney, Esq.
Joseph T. Hand
Jody L. Keller, SPHR
Erin C. McGlaughlin
Steven R. Rasmussen, CPA
Laura T. Wand
Ernest J. Waters

(2)	To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024.

The actions taken by the Shareholders concerning the appointment of Baker Tilly US, LLP independent accountants are as follows:

For Approval	10,914,717	Shares
Against Approval	339,446	Shares
Abstaining From Voting	44,835	Shares
Broker Non-vote	-	Shares

(3)	To approve, by advisory vote, the compensation of the Company’s named executive officers.

The actions taken by the Shareholders concerning the approval, by advisory vote, of the compensation of the Company’s named executive officers are as follows:

For Approval	8,082,563	Shares
Against Approval	401,385	Shares
Abstaining From Voting	127,899	Shares
Broker Non-vote	2,687,151	Shares

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

/s/ Matthew E. Poff
Date: May 7, 2024	Matthew E. Poff
Chief Financial Officer